UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2007 (March 9, 2007)

CHINA PUBLIC SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Florida	333-132119	59-1944687
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Unit D, Block 2, Tian An Cyber Park
Chengongmiao, Shenzhen, Guangdong, 518040
People’s Republic of China
(Address of principal executive offices)

Registrant's telephone number, including area code: (+86) 755 -8835-2899
_________________________ ____________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 1, 2007, we reported that China Public Security Technology, Inc. (formerly Irish Mag, Inc.) (the “Company”) entered into a registration rights agreement (the “Registration Rights Agreement”), dated January 31, 2007, with two accredited investors (the “Investors”), pursuant to which the Company was obligated to register, within a pre-defined period, 7,868,422 shares (the “Shares”) of the Company’s common stock purchased by the Investors pursuant to a securities purchase agreement among the Company and the Investors, dated January 16, 2007 (the “Securities Purchase Agreement”). For details regarding the Registration Rights Agreement and Securities Purchase Agreement see the current report on Form 8-K filed by the Company on February 1, 2007.

Under the terms of the Registration Rights Agreement, the Company was obligated to file a registration statement (the “Registration Statement”) within 45 days following the consummation of the transactions contemplated by the Securities Purchase Agreement (the “Filing Deadline”), which occurred on January 31, 2007 (the “Closing Date”), and to cause the Registration Statement to be declared effective as soon as possible, but in any event no later than the earlier of (i) the 150th day following the Closing Date and (ii) the fifth trading day following the date on which the Company is notified by the Securities and Exchange Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments (the “Effectiveness Deadline”).

On March 9, 2007, the Company and the Investors amended the Registration Rights Agreement (the “Amendment”) to (1) extend the Filing Deadline to 75 days following the Closing Date and (2) extend the Effectiveness Deadline to the earlier of (i) 180 days following the Closing Date, and (ii) the fifth trading day following the date on which the Company is notified by the Securities and Exchange Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments. This brief description of the terms of the Amendment is qualified by reference to the provisions of the agreement attached hereto as Exhibit 4.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

4.1	Amendment No. 1 to Registration Rights Agreement, dated March 9, 2007, among China Public Security Technology, Inc., and the investors signatory thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Public Security Technology, Inc.

By:	/s/ Jiang Huai Lin
Jiang Huai Lin Chairman and Chief Executive Officer

Dated: March 20, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1	Amendment No. 1 to Registration Rights Agreement, dated March 9, 2007, among China Public Security Technology, Inc., and the investors signatory thereto.